UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22949

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Dynamic Convertible and Income Fund

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2022

DATE OF REPORTING PERIOD: November 1, 2021 through April 30, 2022

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Dynamic Convertible and Income Fund (CCD)

SEMIANNUAL REPORT APRIL 30, 2022

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Additional Information About the Fund6

Investment Team Discussion7

Schedule of Investments11

Statement of Assets and Liabilities25

Statement of Operations26

Statements of Changes In Net Assets27

Statement of Cash Flows28

Notes to Financial Statements29

Financial Highlights38

Report of Independent Registered
Public Accounting Firm39

About Closed-End Funds40

Managed Distribution Policy41

Automatic Dividend Reinvestment Plan41

Experience and Foresight

Our Managed Distribution Policy

Closed-end fund investors often seek a steady stream of income. Recognizing this important need, Calamos closed-end funds adhere to a managed distribution policy in which we aim to provide consistent monthly distributions through the disbursement of the following:

•Net investment income

•Net realized short-term capital gains

•Net realized long-term capital gains

•And, if necessary, return of capital

We set distributions at levels that we believe are sustainable for the long term. The Fund’s current monthly distribution rate is $0.1950 per share. Our team focuses on delivering an attractive monthly distribution, while maintaining a long-term emphasis on risk management. The level of the Fund’s distribution can be greatly influenced by market conditions, including the interest rate environment, the individual performance of securities held by the funds, our view of retaining leverage, fund tax considerations, and regulatory requirements.

You should not draw any conclusions about the Fund’s investment performance from the amount of its distribution or from the terms of the Fund’s plan. The Fund’s Board of Trustees may amend or terminate the managed distribution policy at any time without prior notice to the Fund’s shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the Fund’s managed distribution policy.

For more information about any Calamos closed-end funds, we encourage you to contact your financial advisor or Calamos Investments at 800.582.6959 (Monday through Friday from 8:00 a.m. to 6:00 p.m., Central Time). You can also visit us at www.calamos.com.

Note: The Fund adopted a managed distribution policy on January 1, 2018.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six months ending April 30, 2022. In this report, you will find commentary from our portfolio management team, a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of Calamos Dynamic Convertible and Income Fund (CCD).

Before we explore the markets, economy, and CCD at greater length, all of us at Calamos Investments thank you for your continued trust. There is no doubt the current market environment is challenging. In the newsfeeds, discouraging headlines—rising interest rates, oil prices, inflation, supply chain issues—have tended to overshadow more positive data, such as strong corporate earnings, improving employment data, and good consumer balance sheets.

In uncertain times, it is often easy to forget all the unprecedented hurdles that the economy has navigated. I began my investing career more than 50 years ago in the difficult financial markets of the 1970s, a time characterized by soaring inflation; rising rates; difficult conditions across asset classes; and geopolitical uncertainties, including the Cold War. Through the ensuing decades, I’ve seen there are long-term investment opportunities in all environments.

Although no economic, interest rate or market cycle is exactly like the last, we are confident in the long-term resilience of the global economy. More important, we are confident in our ability to turn market volatility into long-term opportunity for the shareholders of the Calamos Funds—through a variety of environments.

Market Review

During the semiannual period, surging volatility and sharp rotations roiled global financial markets. Russia’s invasion of Ukraine, a decidedly more hawkish stance from the Federal Reserve, rising interest rates, and Covid-19 lockdowns in China exacerbated investors’ longer-term anxieties about inflation, supply chains, commodity shortages, and interest rates. Oil prices soared and the yield of the 10-year US Treasury spiked upward, as did mortgage rates.

Against this backdrop, few areas of the global capital markets remained unscathed, and stock, bond, and convertible security markets retreated.* As emotions ran high, even fundamentally strong companies experienced sharp sell-offs.

Letter to Shareholders

2   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Steady, Attractive Income

Our experience with closed-end funds dates back to 2002, and we have always recognized that many investors choose closed-end funds to support their search for income. Like all our closed-end funds, CCD is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the unusual economic and market environment we find ourselves in.

We employ a managed distribution policy within this Fund with the goal of providing shareholders a consistent and attractive distribution stream. As of April 30, 2022, the monthly per share distribution rate was $0.1950 and the annualized distribution rate was 9.34%† on market price. While interest rates rose sharply during the semiannual period with the yield on the 10-year Treasury rising from 1.55% to 2.89%, rates remain modest in absolute terms historically, and negative in real terms (below the rate of inflation). This was more so true for the dividend yield on the S&P 500 Index, which stood at 1.56%. Therefore, the Fund’s 9.34% annualized distribution rate soundly outdistances both fixed income and equity alternatives.

Moreover, the Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 as of April 30, 2022.

Outlook

These next months will continue to test the resolve of investors. We are prepared for persistent market volatility and saw-toothed market performance that may include some more sharp sell-offs. The current headline issues are each enough to cause powerful crosscurrents, and the markets must navigate them all. Moreover, as midterm elections in the US approach, we expect the uncertain US fiscal policy backdrop will add to market participants’ already heightened apprehension. We are likely to see sentiment-driven market behavior, where strong companies with good potential will also face pressure.

In a market environment driven by emotional decision making and short-term perspective, we believe our active management provides a considerable advantage. Although markets are generally efficient over the long term, they may be anything but efficient over the short term, which can create opportunities for experienced investors with long-term horizons.

†Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/22 distribution was $0.1950 per share. Based on our current estimates, we anticipate that approximately $0.1950 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis but should not be used for tax reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s managed distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term and long-term capital gains, and return of capital. When the net investment income and net realized short-term and long-term capital gains are not sufficient, a portion of the distribution will be a return of capital. The distribution rate may vary.

Letter to Shareholders

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   3

Asset Allocation Considerations

Unfortunately, no one can predict the short-term twists and turns in the market. The best strategy is to maintain a long-term perspective and not give in to the temptation to try to time the market. With stock and bond markets likely to continue in a saw-toothed fashion, making significant short-term shifts in your asset allocation can be dangerous, particularly if your financial goals and risk tolerance haven’t changed. Too often, when investors let emotion and short-term perspective drive decisions, they catch the downside and miss the upside.

However, with a risk-managed portfolio foundation in place, it may be easier to ride out the ups and downs in the market. We believe that CCD’s multi-asset-class approach that seeks lower volatility participation in the stock market especially makes sense for these times. The Fund provides access to our decades of experience using convertible securities to pursue enhanced risk/reward. As hybrid securities, convertibles offer unique advantages versus stocks and bonds over the course of full market and interest rate cycles. I first began using convertible securities in the 1970s, and they have offered what I viewed as a “best of both worlds” approach versus stocks and bonds.

Although the convertible securities market is one area that has demonstrated unusual performance over the short term, we believe the long-term case for convertibles remains intact and that our actively managed approach enables us to transform volatility into opportunity.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

Conclusion

With so many variables shaping the markets right now, staying focused on the long term is paramount. It wasn’t that long ago that people thought the Covid-19 pandemic would change the way businesses operated and people interacted forever, and global markets overreacted to the downside. Markets sprang back in a similarly dramatic fashion as pandemic fears receded. Although it may be difficult for investors, it is not surprising that markets are now moderating from these heights.

Letter to Shareholders

4   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

In the midst of these sorts of short-term swings, we believe our team’s decades of experience in the markets and our active, risk-managed approach will allow us to position the Fund advantageously. In these fast-moving markets, our team relies on discipline and a long-term perspective to manage downside risks and pursue opportunities across asset classes.

To learn more about Calamos Investments’ views of the economy, markets and asset allocation, please visit our website, www.calamos.com. We thank you for your continued trust.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

*Returns for the six months ended April 30, 2022: The S&P 500 Index, a measure of the US stock market, returned -9.65%. The MSCI All Country World Index, a measure of global stock market performance, returned -11.45%. The ICE BofA All US Convertibles Index, a measure of the US convertible securities market, returned -15.19%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned -16.33%. The Bloomberg US Corporate High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned -7.40%. The Bloomberg US Aggregate Bond Index, a measure of the US investment-grade bond market, returned -9.47%, the Bloomberg US Government/Credit 1-3 Year Index, a measure of US short-term bond performance, returned -3.24%.

Source: Calamos Advisors LLC.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in US dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Fund holdings are subject to change daily. The Funds are actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable.

Opinions are as of the publication date, subject to change and may not come to pass.

This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: US ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in US markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in US markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: US TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in US markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds in both US and non-US markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

Additional Information About the Fund

6   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

AVERAGE ANNUAL TOTAL RETURN† AS OF 4/30/22

	6 MONTHS	1 YEAR	5 YEARS	SINCE INCEPTION
Calamos Dynamic Convertible and Income Fund
Market Value	-19.92%	-16.54%	15.32%	9.92%
NAV	-21.22	-17.19	13.32	9.95
80%VXAO-20%BBGUSHY2%Cap Index	-13.61	-10.12	10.79	9.20
ICE BofA All US Convertibles Index (VXAO)	-15.19	-11.44	12.47	10.31
Bloomberg US Corp HY 2% Issuer Capped Index	-7.40	-5.22	3.68	4.45

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gain distributions. Source: State Street Corporation and Morningstar Direct.

† Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions.

NOTES:

The 80%VXAO-20%BBGUSHY2%Cap Index is blended from 80% - ICE BofA All US Convertibles Index (VXAO) and 20% - Bloomberg US Corp HY 2% Issuer Capped Index.

The ICE BofA All US Convertibles Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities. Since inception data for the index is shown from 6/30/97, since data is only available for full monthly periods.

The Bloomberg US Corporate High Yield 2% Issuer Capped Index measures the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer.

The S&P 500 Index is an unmanaged index generally considered representative of the US stock market.

The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher growth earning potential. The Russell 2500 Growth Index is published and maintained by FTSE Russell.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   7

TOTAL RETURN* AS OF 4/30/22

Common Shares – Inception 3/27/15
	6 Months	1 Year	Since Inception**
On Market Price	-19.92%	-16.54%	9.92%
On NAV	-21.22%	-17.19%	9.95%

*Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation or depreciation, assuming reinvestment of income and net realized gains distributions.

**Annualized since inception.

SECTOR WEIGHTINGS

Consumer Discretionary	27.0%
Information Technology	20.4
Health Care	14.3
Communication Services	10.1
Industrials	6.0
Utilities	3.6
Financials	3.2
Energy	3.1
Materials	2.4
Real Estate	1.5
Consumer Staples	0.5
Other	0.1

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

DYNAMIC CONVERTIBLE AND
INCOME FUND (CCD)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Dynamic Convertible and Income Fund (CCD) is a total-return-oriented fund that seeks to provide steady income paid out on a monthly basis. We invest in a diversified portfolio of convertible and high-yield securities. The allocation to each asset class is dynamic and reflects our view of the economic landscape as well as the potential of individual securities. By combining these asset classes, we believe that the Fund is well positioned over the long term to generate capital gains and income. The dynamic allocation of security types also provides us with opportunities to manage the risk/reward characteristics of the portfolio over full market cycles.

Through this approach, we seek to offer investors an attractive monthly distribution. The product provides an alternative to funds investing exclusively in investment grade fixed income instruments. It seeks to be less sensitive to interest rates while providing equity exposure using convertibles. We seek companies with respectable balance sheets, reliable debt servicing and good prospects for sustainable growth. While we invest primarily in securities of US issuers, we favor those companies that are actively participating in globalization with geographically diverse revenue streams and global-scale business strategies.

How did the Fund perform over the semiannual period?

The Fund returned -21.22% on a net asset value (NAV) basis and -19.92% on a market price basis for the six months ended April 30, 2022 (“semiannual period”) versus a return of -13.61% for a Comparator Index comprised of 80% ICE BofA All US Convertibles Index and 20% Bloomberg US Corporate High Yield 2% Issuer Capped Index over the same period. At the end of the semiannual period, the Fund’s shares traded at a 4.51% premium to NAV.

How do NAV and market price return differ?

Closed-end funds trade on exchanges where factors other than the value of underlying securities may drive the price of shares. The price of a share in the market is called market value. Factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations, may influence market price. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses; it also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best used long term within asset allocations, we believe that NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and market value return.

Please discuss the Fund’s distributions during the semiannual period.

We employ a managed distribution policy within this Fund with the goal of providing shareholders with a consistent distribution stream. The Fund’s monthly distribution rate at the end of the period was $0.1950 per share. The annualized distribution rate on the Fund’s market price on April 30, 2022, was 9.34%.

Investment Team Discussion

8   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/22

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

The Fund had no return of capital associated with distributions in 2021, nor are there any estimated return of capital components in distributions paid in fiscal year 2022 as of April 30, 2022.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2022, the dividend yield of S&P 500 Index stocks was 1.56%. Yields also were still relatively low within the US government bond market, with the 10-year US Treasury yielding 2.89%.

What factors influenced performance over the semiannual period?

The convertible and equity markets were challenged during the reporting period by the Covid-19 variants, supply chain disruptions, the war in Ukraine, surging inflation, elevated oil prices and rising interest rates. Against this volatile backdrop, the US Convertible market represented by the ICE BofA All US Convertible Index declined -15.19% and lagged behind the S&P 500 Index (-9.65%). Convertible bond issuance also significantly declined during the period as market volatility dampened capital markets activity. Declines in the convertible bond market contributed to the Fund’s negative returns over the period.

The convertible market is well represented by small and mid-sized growth issuers, and the six-month period was especially challenging for these companies as evidenced by the -25.96% decline of the Russell 2500 Growth Index. Given that the underlying stocks of the convertible market declined -28.18%, convertibles provided downside mitigation by participating in only 54% of this drawdown. The equity market decline also meant that convertibles moved closer to their bond floor. With more than half of the convertible market priced below par at the end of April, convertibles held up much better during the month of April; the ICE BofA All US Convertible Index declined -7.10%, while the S&P 500 Index declined -8.72%. With the heightened market volatility, our preference has been convertibles with the balanced risk/reward attributes, while maintaining an underweight to the most equity-sensitive convertibles, which generally lack favorable downside protection.

ASSET ALLOCATION AS OF 4/30/22

Investment Team Discussion

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   9

Other factors that contributed and detracted from Fund performance included the following:

•In spite of our relatively low financing costs over the period, our use of leverage was not helpful to our returns as our reinvestment rate was less than our associated costs due to overall convertible market declines. While leverage can enhance returns during favorable markets, the opposite may occur during unfavorable conditions.

•On an unleveraged basis, the portfolio slightly underperformed that of the Comparator Index. Our relative overweight in convertibles and underweight in bonds relative to the index were detrimental to performance.

•Our use of options was beneficial relative to the Comparator Index. Our exposure to equities was also helpful on a relative basis.

•From a sector standpoint, our underweight and selection in the real estate sector, namely selections in the real estate services industry, were beneficial to returns. In addition, our selection in the materials sector, namely an overweight in the diversified metals and mining industry, proved beneficial to returns relative to the Comparator Index.

•Conversely, our underweight and selection in the utilities sector, namely in the electric utilities industry, lagged relative to the Comparator Index. In addition, our selection in the health care sector, specifically an overweight and selection in the life sciences tools and services industry, trailed relative to the Comparator Index.

How is the Fund positioned?

We continue to emphasize the Fund’s risk/reward trade-off and favor the balanced portion of the convertible market where the structural asymmetric profile offers more potential upside participation than downside. We are underweight and selective within the most equity-sensitive portion of the market where convertible structures lack material downside protection. Given recent market volatility, the portion of the convertible market with lower equity sensitivity has increased. We are seeing some attractive opportunities within this segment to invest in potential market-leading companies without taking on full equity downside risk.

The portfolio’s largest exposures are to growth-focused sectors, such as information technology, consumer discretionary and health care. We believe there are also strong cyclical opportunities that can outperform as consumers drive the next leg of economic expansion. These span multiple industries, including automobiles, cruise lines, natural gas and semiconductors. The portfolio’s largest relative underweight exposures are to more defensive areas, such as the financial and consumer staples sector where we believe convertible structures are less attractive.

While convertible issuance has been curbed due to volatility in financial markets, we are still sourcing ample supply, which we believe can provide income, benefit from a rising equity market, and manage overall portfolio risk. As of April 30, 2022, approximately 81% of our portfolio as a percent of net assets was invested in convertible securities. We believe this representation will enable our shareholders to take advantage of opportunities and current valuations in the general equity markets in a risk-managed way, while being less vulnerable to rising interest rates than longer-duration bonds.

The average credit quality of the rated securities in our portfolio (BB) is higher than that of the ICE BofA All Convertibles Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities while

10   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

still providing regular income. That said, we do selectively invest in lower-credit securities when we believe the risk/return dynamics are favorable for our investors. Our portfolio is positioned with the risk of rising interest rates in mind, as we maintain a relatively low average duration level pertaining to our bonds investments of 2.2 years as of April 30, 2022.

While the Fund tends to be US centric in its investments, where the risk/reward is compelling, we are investing in global businesses with the ability to seek the best opportunities around the world and diversify their revenue streams. Overall, we believe our portfolio companies are performing well fundamentally, earning attractive cash flow margins and improving their credit profiles while utilizing reasonable debt levels to fund their operations.

While not the case during the period as financial markets experienced general declines, we believe in the prudent use of leverage as a means to enhance total return and support the fund’s distribution rate over time. As of April 30, 2022, our amount of leveraged assets was approximately 38%.

What are your closing thoughts for Fund shareholders?

The equity and credit markets have been knocked about by the turbulence of rising inflation and interest rates as well as intense geopolitical risks. Convertibles have not been immune to this increase in volatility, which also subdued the pace of new convertible issuance. While we have anticipated a deceleration in the annual volume of new convertibles after back-to-back years of near-record amounts, issuance thus far in 2022 has slowed to a crawl because of the heightened global uncertainty. However, we continue to expect that an eventual calming in the overall markets should return volumes back to a more traditional seasonal pace for the balance of the year. Despite the recent issuance slowdown, the strong issuance from 2020 and 2021 expanded the market and pushed back the maturity wall in the existing convertible market, which provides attractive opportunities in our view.

While macro risks have increased and the markets continue to adjust to a tightening monetary policy, history has shown that periods of short-term volatility can lead to longer-term opportunities. The recent pullback in the underlying stocks of convertible issuers has resulted in the equity sensitivity of the overall convertible market migrating toward the lower end of the post Covid-era range. Convertibles have also moved closer to their bond values as evidenced by the fact that more than half of the convertible market traded below par at the end of April. As we have seen over prior market cycles, actively managing the changing dynamics of convertibles through volatile times like these is a decided advantage we can offer to mitigate equity declines while still retaining upside equity optionality.

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (15.7%)
Airlines (0.4%)
407,081	Air Canada Pass Through Trust Series 2015-1, Class B* 3.875%, 09/15/24	$402,656
65,700	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	64,986
273,549	Alaska Airlines Pass Through Trust Series 2020-1, Class A* 4.800%, 02/15/29	274,017
174,686	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	185,063
316,000	American Airlines Pass Through Trust Series 2021-1, Class B 3.950%, 01/11/32	281,407
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
196,000	5.500%, 04/20/26	194,379
65,000	5.750%, 04/20/29	62,754
304,616	British Airways Pass Through Trust Series 2021-1, Class B* 3.900%, 03/15/33	281,344
228,394	JetBlue Pass Through Trust Series 2020-1, Class B 7.750%, 05/15/30	246,183
169,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.* 8.000%, 09/20/25	178,564
78,350	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	78,249
201,829	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	201,926
139,543	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	128,289
		2,579,817

Communication Services (1.8%)
300,000	Altice France SA/France* 5.500%, 10/15/29	258,543
320,000	APi Escrow Corp.* 4.750%, 10/15/29	292,669
415,000	Arrow Bidco, LLC* 9.500%, 03/15/24	421,760
196,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	183,284
101,000	Cincinnati Bell Telephone Company, LLC 6.300%, 12/01/28	99,851
405,000	Consolidated Communications, Inc.* 6.500%, 10/01/28	353,241

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
600,000	5.750%, 01/15/30	$498,510
570,000	5.500%, 04/15/27	551,076
400,000	5.375%, 02/01/28	370,852
400,000	4.625%, 12/01/30	306,484
200,000	4.500%, 11/15/31	164,902
340,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	339,891
	Diamond Sports Group, LLC / Diamond Sports Finance Company*
210,000	6.625%, 08/15/27	44,279
146,000	5.375%, 08/15/26	53,535
503,000	DIRECTV Holdings, LLC / DIRECTV Financing Company, Inc.* 5.875%, 08/15/27	474,706
254,000	Embarq Corp. 7.995%, 06/01/36	229,032
	Entercom Media Corp.*^
131,000	6.750%, 03/31/29	113,230
131,000	6.500%, 05/01/27	112,820
275,000	Frontier California, Inc. 6.750%, 05/15/27	275,008
169,000	Frontier Communications Holdings, LLC* 5.000%, 05/01/28	154,456
289,000	Frontier Florida, LLC@ 6.860%, 02/01/28	288,624
400,000	Frontier North, Inc.@ 6.730%, 02/15/28	400,152
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*
235,000	3.500%, 03/01/29	208,986
69,000	5.250%, 12/01/27	68,315
80,000	Hughes Satellite Systems Corp. 5.250%, 08/01/26	78,426
	Intelsat Jackson Holdings, SA@
200,000	9.750%, 07/15/25*	—
135,000	5.500%, 08/01/23	—
360,000	LCPR Senior Secured Financing DAC* 6.750%, 10/15/27	358,412
157,517	Ligado Networks, LLC* 15.500%, 11/01/23	120,137
	Lumen Technologies, Inc.
320,000	4.000%, 02/15/27*	284,928
283,000	7.600%, 09/15/39	247,537
133,000	4.500%, 01/15/29*	105,397
130,000	Match Group Holdings II, LLC* 3.625%, 10/01/31	108,689
235,000	Midas OpCo Holdings, LLC* 5.625%, 08/15/29	207,514
	Netflix, Inc.
200,000	4.875%, 06/15/30*^	195,762
130,000	4.875%, 04/15/28	127,696

Schedule of Investments April 30, 2022 (Unaudited)

12 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
135,000	Paramount Global‡ 6.375%, 03/30/62 5 year CMT + 4.00%	$131,122
	Scripps Escrow II, Inc.*
136,000	3.875%, 01/15/29	120,972
68,000	5.375%, 01/15/31	60,794
490,000	Scripps Escrow, Inc.* 5.875%, 07/15/27	469,092
	Sirius XM Radio, Inc.*
345,000	5.500%, 07/01/29^	333,039
201,000	4.000%, 07/15/28	181,901
130,000	3.125%, 09/01/26	119,848
65,000	3.875%, 09/01/31	55,056
130,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	128,158
680,000	Sprint Corp. 7.125%, 06/15/24	716,094
210,000	Telecom Italia Capital, SA 6.000%, 09/30/34	180,010
130,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	88,546
240,000	United States Cellular Corp. 6.700%, 12/15/33	247,315
		10,930,651

Consumer Discretionary (2.6%)
	American Axle & Manufacturing, Inc.^
278,000	6.875%, 07/01/28	262,212
27,000	5.000%, 10/01/29	23,302
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	198,788
163,000	4.625%, 08/01/29	137,319
65,000	4.625%, 04/01/30	53,355
	At Home Group, Inc.*
195,000	4.875%, 07/15/28	161,421
131,000	7.125%, 07/15/29^	97,933
79,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.*^ 5.375%, 03/01/29	75,278
	Bath & Body Works, Inc.
355,000	6.694%, 01/15/27	369,125
330,000	6.875%, 11/01/35	323,209
	Caesars Entertainment, Inc.*
168,000	4.625%, 10/15/29	145,228
132,000	8.125%, 07/01/27	138,059
132,000	6.250%, 07/01/25	133,596
	Carnival Corp.*
134,000	10.500%, 02/01/26	147,529
68,000	7.625%, 03/01/26	66,649
315,000	Carriage Services, Inc.* 4.250%, 05/15/29	277,118
195,000	Carvana Company*^ 5.625%, 10/01/25	169,424

PRINCIPAL AMOUNT		VALUE
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
725,000	5.125%, 05/01/27	$706,969
300,000	4.750%, 03/01/30	268,275
266,000	4.250%, 02/01/31	224,743
150,000	4.500%, 08/15/30	131,312
130,000	5.000%, 02/01/28	123,993
130,000	4.750%, 02/01/32	112,675
100,000	4.250%, 01/15/34	79,610
130,000	CDI Escrow Issuer, Inc.* 5.750%, 04/01/30	125,384
207,000	Cedar Fair, LP^ 5.250%, 07/15/29	196,484
	Century Communities, Inc.
345,000	6.750%, 06/01/27	348,874
65,000	3.875%, 08/15/29*	54,862
	Dana, Inc.
220,000	4.250%, 09/01/30^	189,339
130,000	4.500%, 02/15/32	107,727
	DISH DBS Corp.
325,000	5.250%, 12/01/26*	299,279
215,000	7.750%, 07/01/26^	205,600
168,000	7.375%, 07/01/28^	148,418
400,000	Empire Resorts, Inc.* 7.750%, 11/01/26	388,316
296,000	Everi Holdings, Inc.* 5.000%, 07/15/29	268,614
	Ford Motor Credit Company, LLC
425,000	4.000%, 11/13/30	369,423
350,000	4.063%, 11/01/24	342,895
315,000	4.134%, 08/04/25	305,544
200,000	4.389%, 01/08/26	193,100
	Gap, Inc.*
98,000	3.875%, 10/01/31	78,576
13,000	3.625%, 10/01/29^	10,594
	goeasy, Ltd.*
460,000	5.375%, 12/01/24	451,439
241,000	4.375%, 05/01/26^	225,887
195,000	Goodyear Tire & Rubber Company 5.000%, 07/15/29	172,916
131,000	Group 1 Automotive, Inc.* 4.000%, 08/15/28	118,065
503,000	Guitar Center, Inc.*& 8.500%, 01/15/26	504,740
	International Game Technology, PLC*
345,000	6.250%, 01/15/27	350,924
200,000	4.125%, 04/15/26	188,118
	Liberty Interactive, LLC^
265,000	8.250%, 02/01/30	232,829
130,000	8.500%, 07/15/29	118,258
	Life Time, Inc.*
196,000	8.000%, 04/15/26^	191,672
135,000	5.750%, 01/15/26	131,265
168,000	Lindblad Expeditions, LLC* 6.750%, 02/15/27	165,492

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
	M/I Homes, Inc.
175,000	3.950%, 02/15/30^	$145,360
103,000	4.950%, 02/01/28	95,008
	Macy’s Retail Holdings, LLC*
277,000	6.700%, 07/15/34	276,047
163,000	5.875%, 03/15/30^	153,220
310,000	Mclaren Finance, PLC*^ 7.500%, 08/01/26	300,554
332,000	Midwest Gaming Borrower, LLC / Midwest Gaming Finance Corp.* 4.875%, 05/01/29	293,876
360,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	318,388
	Nordstrom, Inc.^
130,000	5.000%, 01/15/44	106,842
123,000	4.250%, 08/01/31	105,372
130,000	Papa John’s International, Inc.*^ 3.875%, 09/15/29	115,278
305,000	Penn National Gaming, Inc.*^ 4.125%, 07/01/29	259,149
365,000	Premier Entertainment Sub, LLC / Premier Entertainment Finance Corp.* 5.625%, 09/01/29	292,861
659,000	Rite Aid Corp.*^ 8.000%, 11/15/26	554,153
370,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed* 4.625%, 03/01/29	334,066
303,000	Sonic Automotive, Inc.* 4.625%, 11/15/29	259,065
345,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	329,413
207,000	Taylor Morrison Communities, Inc.* 5.750%, 01/15/28	203,487
65,000	Thor Industries, Inc.* 4.000%, 10/15/29	55,003
65,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	71,256
300,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	269,721
275,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	248,815
67,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	63,556
		15,762,246

Consumer Staples (0.7%)
305,000	Central Garden & Pet Company* 4.125%, 04/30/31	262,431
369,000	Edgewell Personal Care Company* 4.125%, 04/01/29	329,270

PRINCIPAL AMOUNT		VALUE
	Energizer Holdings, Inc.*
370,000	4.375%, 03/31/29	$308,354
66,000	6.500%, 12/31/27	63,460
185,000	Fresh Market, Inc.* 9.750%, 05/01/23	180,597
340,000	JBS USA LUX, SA / JBS USA Finance, Inc.* 6.750%, 02/15/28	353,845
	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*
390,000	5.500%, 01/15/30	386,985
112,000	6.500%, 04/15/29	116,036
	Kraft Heinz Foods Company
134,000	4.375%, 06/01/46	117,526
66,000	3.875%, 05/15/27	64,654
177,000	New Albertsons, LP 7.750%, 06/15/26	187,480
261,000	Performance Food Group, Inc.* 4.250%, 08/01/29	232,491
250,000	Petsmart, Inc. / PetSmart Finance Corp.* 4.750%, 02/15/28	232,798
400,000	Pilgrim’s Pride Corp.*^ 5.875%, 09/30/27	403,276
	Post Holdings, Inc.*
191,000	4.625%, 04/15/30^	163,536
115,000	5.750%, 03/01/27	113,886
68,000	5.500%, 12/15/29	62,073
252,000	Prestige Brands, Inc.* 3.750%, 04/01/31	214,243
300,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	301,320
413,000	Vector Group, Ltd.* 5.750%, 02/01/29	364,563
		4,458,824

Energy (1.4%)
	Antero Resources Corp.*
84,000	7.625%, 02/01/29	89,043
65,000	5.375%, 03/01/30	63,669
268,000	Apache Corp. 5.100%, 09/01/40	242,875
	Buckeye Partners, LP
210,000	3.950%, 12/01/26	198,503
135,000	5.850%, 11/15/43	106,900
70,000	ChampionX Corp. 6.375%, 05/01/26	70,806
	Cheniere Energy Partners, LP
131,000	3.250%, 01/31/32*	112,082
63,000	4.000%, 03/01/31^	57,104
129,000	Cheniere Energy, Inc. 4.625%, 10/15/28	125,454
133,000	Chesapeake Energy Corp.* 6.750%, 04/15/29	134,037

Schedule of Investments April 30, 2022 (Unaudited)

14 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
415,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	$376,891
3,259	Diamond Foreign Asset Company / Diamond Finance, LLC 9.000%, 04/22/27	3,270
137,000	DT Midstream, Inc.* 4.125%, 06/15/29	124,817
195,000	Earthstone Energy Holdings* 8.000%, 04/15/27	194,575
	Energy Transfer, LP‡
390,000	4.304%, 11/01/66 3 mo. USD LIBOR + 3.02%	321,376
197,000	6.500%, 11/15/26‡ ‡‡ 5 year CMT + 5.69	187,879
	EnLink Midstream Partners, LP
340,000	6.000%, 12/15/22‡ ‡‡ 3 mo. USD LIBOR + 4.11%	250,886
285,000	4.850%, 07/15/26	278,858
110,000	EQT Corp. 6.625%, 02/01/25	114,655
274,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	257,502
190,000	Gulfport Energy Operating Corp.* 8.000%, 05/17/26	195,960
	Gulfport Energy Operating Corp.
260,000	6.375%, 05/15/25&	—
79,461	8.000%, 05/17/26	81,954
130,000	Hilcorp Energy I, LP* 6.000%, 04/15/30	128,294
196,000	Howard Midstream Energy Partners, LLC* 6.750%, 01/15/27	190,034
	Laredo Petroleum, Inc.
230,000	10.125%, 01/15/28	242,880
67,000	7.750%, 07/31/29*^	65,939
65,000	9.500%, 01/15/25	67,127
295,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	295,737
	Moss Creek Resources Holdings, Inc.*
145,000	10.500%, 05/15/27	142,361
130,000	7.500%, 01/15/26^	119,577
130,000	Murphy Oil Corp.^ 6.375%, 07/15/28	132,430
	New Fortress Energy, Inc.*
272,000	6.750%, 09/15/25	267,871
135,000	6.500%, 09/30/26	130,802
	Occidental Petroleum Corp.
947,000	4.300%, 08/15/39	808,501
130,000	5.875%, 09/01/25	133,657
244,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	241,243

PRINCIPAL AMOUNT		VALUE
280,000	Parkland Corp.* 5.875%, 07/15/27	$271,460
270,000	Plains All American Pipeline, LP‡ ‡‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	227,359
300,000	Rockcliff Energy II, LLC* 5.500%, 10/15/29	293,031
	Southwestern Energy Company
135,000	5.375%, 03/15/30	133,531
65,000	4.750%, 02/01/32	61,547
65,000	Sunoco, LP / Sunoco Finance Corp.* 4.500%, 04/30/30	58,707
	Venture Global Calcasieu Pass, LLC*
65,000	4.125%, 08/15/31	59,385
65,000	3.875%, 08/15/29	59,506
140,000	Viper Energy Partners, LP* 5.375%, 11/01/27	140,091
195,000	W&T Offshore, Inc.* 9.750%, 11/01/23	194,111
	Weatherford International, Ltd.*
285,000	6.500%, 09/15/28	288,041
130,000	8.625%, 04/30/30	129,007
		8,471,325

Financials (2.9%)
	Acrisure, LLC / Acrisure Finance, Inc.*
393,000	6.000%, 08/01/29^	343,706
356,000	7.000%, 11/15/25	346,238
400,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	413,828
416,000	AG Issuer, LLC* 6.250%, 03/01/28	409,132
	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*
580,000	6.750%, 10/15/27	549,556
65,000	5.875%, 11/01/29	60,501
65,000	4.250%, 10/15/27	60,041
	Ally Financial, Inc.
302,000	4.700%, 05/15/26‡ ‡‡ 5 year CMT + 3.87	261,010
215,000	8.000%, 11/01/31	256,183
125,000	4.700%, 05/15/28‡ ‡‡ 7 year CMT + 3.48%	108,329
300,000	American Finance Trust, Inc. / American Finance Operating Partner, LP* 4.500%, 09/30/28	255,843
533,000	AmWINS Group, Inc.* 4.875%, 06/30/29	487,999
635,000	AssuredPartners, Inc.* 7.000%, 08/15/25	626,713
292,000	Aviation Capital Group, LLC* 3.500%, 11/01/27	268,541

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
63,000	Bank of New York Mellon Corp.µ‡ ‡‡ 3.750%, 12/20/26 5 year CMT + 2.63	$56,264
533,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	464,408
	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco LLC*
535,000	4.500%, 04/01/27	485,288
324,000	5.750%, 05/15/26	314,831
200,000	Burford Capital Global Financial Company* 6.875%, 04/15/30	194,956
70,000	Capital One Financial Corp.^‡ ‡‡ 3.950%, 09/01/26 5 year CMT + 3.16%	60,830
	Credit Acceptance Corp.^
350,000	6.625%, 03/15/26	354,683
238,000	5.125%, 12/31/24*	235,189
278,000	Enact Holdings, Inc.* 6.500%, 08/15/25	277,191
389,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP* 3.750%, 12/15/27	350,333
439,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	441,810
	HUB International, Ltd.*
883,000	7.000%, 05/01/26	875,918
398,000	5.625%, 12/01/29^	365,619
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.
335,000	5.250%, 05/15/27	313,486
202,000	4.375%, 02/01/29	175,045
525,000	ILFC E-Capital Trust II*‡ 4.300%, 12/21/65 3 mo. USD LIBOR + 1.80%	426,263
625,000	Iron Mountain, Inc.* 5.250%, 03/15/28	598,088
540,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.* 5.000%, 08/15/28	492,782
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
522,000	5.250%, 10/01/25	513,664
130,000	4.750%, 06/15/29	117,044
378,000	LD Holdings Group, LLC* 6.125%, 04/01/28	285,878
	Level 3 Financing, Inc.
280,000	4.250%, 07/01/28*	237,376
270,000	5.375%, 05/01/25	268,315
133,000	3.875%, 11/15/29*	117,656
200,000	LPL Holdings, Inc.* 4.000%, 03/15/29	182,452

PRINCIPAL AMOUNT		VALUE
585,000	MetLife, Inc. 6.400%, 12/15/66	$608,780
	Navient Corp.
588,000	5.000%, 03/15/27	536,385
300,000	4.875%, 03/15/28^	264,012
	OneMain Finance Corp.
180,000	3.875%, 09/15/28	153,101
137,000	7.125%, 03/15/26	139,645
132,000	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer* 5.875%, 10/01/28	128,177
416,000	PHH Mortgage Corp.*^ 7.875%, 03/15/26	374,837
55,000	PNC Financial Services Group, Inc.µ‡ ‡‡ 6.000%, 05/15/27 5 year CMT + 3.00%	54,934
300,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	272,889
	RLJ Lodging Trust, LP*
195,000	3.750%, 07/01/26	181,875
102,000	4.000%, 09/15/29	91,173
	Rocket Mortgage, LLC / Rocket Mortgage Co-Issuer, Inc.*
125,000	3.625%, 03/01/29	107,126
120,000	3.875%, 03/01/31	101,408
65,000	2.875%, 10/15/26	57,628
269,000	StoneX Group, Inc.* 8.625%, 06/15/25	281,425
63,000	SVB Financial Group^‡ ‡‡ 4.000%, 05/15/26 5 year CMT + 3.20	54,991
	United Wholesale Mortgage, LLC*
310,000	5.500%, 04/15/29	258,351
130,000	5.750%, 06/15/27	113,217
135,000	Uniti Group, LP / Uniti Group Finance, Inc. / CSL Capital, LLC* 6.500%, 02/15/29	116,598
130,000	US Bancorpµ‡ ‡‡ 3.700%, 01/15/27 5 year CMT + 2.54%	112,219
300,000	VZ Secured Financing, BV* 5.000%, 01/15/32	262,530
	XHR, LP*
280,000	6.375%, 08/15/25	284,183
130,000	4.875%, 06/01/29	120,164
		17,328,637

Health Care (1.5%)
136,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	129,176
	Bausch Health Americas, Inc.*
770,000	8.500%, 01/31/27^	729,621
125,000	9.250%, 04/01/26	124,145

Schedule of Investments April 30, 2022 (Unaudited)

16 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Bausch Health Companies, Inc.*
520,000	7.250%, 05/30/29	$393,578
300,000	5.000%, 01/30/28	222,048
98,000	6.125%, 02/01/27	94,359
130,000	Charles River Laboratories International, Inc.* 3.750%, 03/15/29	118,265
33,000	CHS/Community Health Systems, Inc.* 5.250%, 05/15/30	28,992
	CHS/Community Health Systems, Inc.*
533,000	6.125%, 04/01/30^	438,803
305,000	8.000%, 03/15/26	315,879
146,000	6.875%, 04/15/29^	128,261
	DaVita, Inc.*
396,000	4.625%, 06/01/30	345,641
313,000	3.750%, 02/15/31	255,452
	Embecta Corp.*
195,000	5.000%, 02/15/30	176,896
67,000	6.750%, 02/15/30	65,064
	Encompass Health Corp.
130,000	4.750%, 02/01/30	117,750
130,000	4.500%, 02/01/28	119,866
282,000	HCA, Inc. 7.500%, 11/06/33	333,191
200,000	Jazz Securities DAC* 4.375%, 01/15/29	185,366
465,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC* 5.625%, 10/15/23	249,691
	Mozart Debt Merger Sub, Inc.*
336,000	5.250%, 10/01/29^	292,535
335,000	3.875%, 04/01/29	293,182
	Organon & Company / Organon Foreign Debt Co-Issuer, BV*
490,000	5.125%, 04/30/31	443,705
200,000	4.125%, 04/30/28	186,188
302,000	Team Health Holdings, Inc.*^ 6.375%, 02/01/25	258,086
	Tenet Healthcare Corp.
625,000	6.250%, 02/01/27*	620,856
375,000	6.875%, 11/15/31	389,134
345,000	4.875%, 01/01/26*	336,889
329,000	4.625%, 07/15/24	328,474
	Teva Pharmaceutical Finance Netherlands III, BV
520,000	6.000%, 04/15/24	522,475
200,000	7.125%, 01/31/25	203,458
200,000	4.750%, 05/09/27	184,722
130,000	3.150%, 10/01/26	112,531
		8,744,279

Industrials (2.6%)
265,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	278,186

PRINCIPAL AMOUNT		VALUE
300,000	ACCO Brands Corp.* 4.250%, 03/15/29	$262,431
300,000	AerCap Holdings, NV^‡ 5.875%, 10/10/79 5 year CMT + 4.54	284,739
265,000	Air Lease Corp.‡ ‡‡ 4.125%, 12/15/26 5 year CMT + 3.15%	223,318
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*
775,000	4.625%, 01/15/27	726,508
136,000	3.500%, 03/15/29	114,634
	Allison Transmission, Inc.*
230,000	4.750%, 10/01/27^	221,883
70,000	3.750%, 01/30/31	60,642
65,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	58,486
146,000	Arcosa, Inc.* 4.375%, 04/15/29	133,555
700,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK RATE	594,048
137,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	138,039
271,000	Beacon Roofing Supply, Inc.* 4.125%, 05/15/29	238,811
261,000	BWX Technologies, Inc.*^ 4.125%, 04/15/29	241,287
138,000	Cascades, Inc. / Cascades USA, Inc.* 5.375%, 01/15/28	134,271
65,000	Catalent Pharma Solutions, Inc.*^ 3.500%, 04/01/30	56,726
66,000	Delta Air Lines, Inc.^ 7.375%, 01/15/26	70,369
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*
68,000	4.750%, 10/20/28	67,391
34,000	4.500%, 10/20/25µ	33,888
285,000	Deluxe Corp.* 8.000%, 06/01/29	273,452
130,000	Dun & Bradstreet Corp.* 5.000%, 12/15/29	121,066
195,000	Eco Material Technologies, Inc.* 7.875%, 01/31/27	188,861
323,000	Endurance International Group Holdings, Inc.* 6.000%, 02/15/29	261,675
145,000	EnerSys* 4.375%, 12/15/27	135,548
300,000	Fly Leasing, Ltd.* 7.000%, 10/15/24	267,966
132,000	GFL Environmental, Inc.* 3.750%, 08/01/25	126,584

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
148,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	$133,669
140,000	Granite US Holdings Corp.* 11.000%, 10/01/27	144,651
	Graphic Packaging International, LLC*
175,000	4.750%, 07/15/27	169,740
125,000	3.500%, 03/01/29	111,554
290,000	Great Lakes Dredge & Dock Corp.* 5.250%, 06/01/29	273,995
623,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	543,256
332,000	Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd.* 5.750%, 01/20/26	324,311
350,000	Herc Holdings, Inc.* 5.500%, 07/15/27	343,196
326,000	Howmet Aerospace, Inc. 5.125%, 10/01/24	331,930
310,000	IEA Energy Services, LLC* 6.625%, 08/15/29	286,604
350,000	JELD-WEN, Inc.* 4.625%, 12/15/25	331,625
127,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	134,606
308,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	280,449
134,000	MasTec, Inc.* 4.500%, 08/15/28	128,774
301,000	Meritor, Inc.*^ 4.500%, 12/15/28	300,991
170,000	Moog, Inc.* 4.250%, 12/15/27	159,820
365,000	Nationstar Mortgage Holdings, Inc.* 5.500%, 08/15/28	334,059
272,000	Novelis Corp.* 4.750%, 01/30/30	250,319
100,000	OI European Group, BV* 4.750%, 02/15/30	89,032
310,000	Pactiv Evergreen Group Issuer, Inc. / Pactiv Evergreen Group Issuer, LLC / Reynolds Gro* 4.000%, 10/15/27	271,262
224,000	Park-Ohio Industries, Inc.^ 6.625%, 04/15/27	170,731
399,000	Patrick Industries, Inc.* 4.750%, 05/01/29	341,883
335,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	367,267
228,000	PGT Innovations, Inc.*^ 4.375%, 10/01/29	200,567

PRINCIPAL AMOUNT		VALUE
282,000	Picasso Finance Sub, Inc.* 6.125%, 06/15/25	$287,775
174,000	QVC, Inc. 4.375%, 09/01/28	148,144
247,000	Sensata Technologies, Inc.* 3.750%, 02/15/31	209,476
	Sinclair Television Group, Inc.*
201,000	4.125%, 12/01/30	167,389
135,000	5.500%, 03/01/30^	111,495
	Standard Industries, Inc.*
270,000	5.000%, 02/15/27	256,605
66,000	4.375%, 07/15/30	55,239
545,000	Station Casinos, LLC* 4.500%, 02/15/28	495,552
216,000	Stericycle, Inc.*^ 3.875%, 01/15/29	190,769
200,000	STL Holding Company, LLC* 7.500%, 02/15/26	191,080
200,000	TransDigm UK Holdings, PLC 6.875%, 05/15/26	199,898
	TransDigm, Inc.
366,000	6.250%, 03/15/26*	366,783
205,000	7.500%, 03/15/27	207,376
130,000	Tronox, Inc.* 4.625%, 03/15/29	116,116
	United Rentals North America, Inc.
130,000	3.750%, 01/15/32	113,516
66,000	3.875%, 02/15/31^	58,524
265,000	Vertiv Group Corp.* 4.125%, 11/15/28	231,210
274,000	Wabash National Corp.* 4.500%, 10/15/28	229,604
240,000	Waste Pro USA, Inc.* 5.500%, 02/15/26	213,564
	WESCO Distribution, Inc.*
137,000	7.125%, 06/15/25^	142,361
68,000	7.250%, 06/15/28	70,749
		15,401,880

Information Technology (0.7%)
131,000	Booz Allen Hamilton, Inc.* 4.000%, 07/01/29	121,191
140,000	CDK Global, Inc.* 5.250%, 05/15/29	141,149
315,000	CommScope Technologies, LLC* 6.000%, 06/15/25	276,504
245,000	CommScope, Inc.* 4.750%, 09/01/29	205,633
	Dell International, LLC / EMC Corp.
310,000	6.020%, 06/15/26µ	328,020
150,000	6.100%, 07/15/27^	160,522
138,000	Fair Isaac Corp.* 4.000%, 06/15/28	126,258

Schedule of Investments April 30, 2022 (Unaudited)

18 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
283,000	II-VI, Inc.* 5.000%, 12/15/29	$265,785
300,000	KBR, Inc.* 4.750%, 09/30/28	283,929
	MPH Acquisition Holdings, LLC*
300,000	5.750%, 11/01/28^	261,372
130,000	5.500%, 09/01/28	120,588
130,000	NCR Corp.* 5.125%, 04/15/29	123,243
170,000	Nielsen Finance, LLC / Nielsen Finance Company* 4.500%, 07/15/29	160,738
198,000	ON Semiconductor Corp.* 3.875%, 09/01/28	184,181
	Open Text Corp.*
204,000	3.875%, 02/15/28	186,193
98,000	3.875%, 12/01/29	87,220
98,000	Open Text Holdings, Inc.* 4.125%, 12/01/31	85,178
130,000	Playtika Holding Corp.* 4.250%, 03/15/29	117,181
187,000	PTC, Inc.* 4.000%, 02/15/28	174,202
300,000	TTM Technologies, Inc.*^ 4.000%, 03/01/29	263,361
	Twilio, Inc.^
185,000	3.625%, 03/15/29	163,305
66,000	3.875%, 03/15/31	56,470
325,000	Viavi Solutions, Inc.* 3.750%, 10/01/29	292,549
300,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.* 3.875%, 02/01/29	265,662
		4,450,434

Materials (0.7%)
147,000	Allegheny Technologies, Inc. 5.875%, 12/01/27	142,349
140,000	ArcelorMittal, SA 7.000%, 10/15/39	152,597
67,000	Carpenter Technology Corp.^ 7.625%, 03/15/30	68,151
195,000	Chemours Company* 4.625%, 11/15/29	169,133
420,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	371,478
	Commercial Metals Company
130,000	4.125%, 01/15/30	118,498
65,000	4.375%, 03/15/32	58,203
250,000	Constellium, SE*^ 3.750%, 04/15/29	216,463
130,000	Freeport-McMoRan, Inc. - Class H 5.450%, 03/15/43	129,767

PRINCIPAL AMOUNT		VALUE
205,000	HB Fuller Company 4.250%, 10/15/28	$184,553
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	223,200
	Kaiser Aluminum Corp.*
300,000	4.625%, 03/01/28^	274,506
33,000	4.500%, 06/01/31	28,501
183,000	LSF11 A5 HoldCo, LLC* 6.625%, 10/15/29	163,450
276,000	Mercer International, Inc. 5.125%, 02/01/29	257,381
234,000	OCI, NV*µ 4.625%, 10/15/25	234,573
400,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	398,128
65,000	Sealed Air Corp.* 5.000%, 04/15/29	64,570
305,000	Silgan Holdings, Inc. 4.125%, 02/01/28	285,858
131,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	115,592
210,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	203,158
134,000	Valvoline, Inc.* 3.625%, 06/15/31	108,958
		3,969,067

Real Estate (0.2%)
210,000	EPR Properties 3.750%, 08/15/29	187,406
	Forestar Group, Inc.*
195,000	5.000%, 03/01/28	176,190
137,000	3.850%, 05/15/26	123,732
301,000	MIWD Holdco II, LLC* 5.500%, 02/01/30	262,788
	Service Properties Trust
345,000	4.350%, 10/01/24	319,805
125,000	5.250%, 02/15/26	112,156
		1,182,077

Special Purpose Acquisition Companies (0.1%)
	Fertitta Entertainment Company*
260,000	6.750%, 01/15/30	226,980
131,000	4.625%, 01/15/29	118,909
		345,889

Utilities (0.1%)
97,000	PPL Capital Funding, Inc.^‡ 3.661%, 03/30/67 3 mo. USD LIBOR + 2.67%	85,496
350,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	327,267

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT		VALUE
	Vistra Corp.*‡ ‡‡
135,000	8.000%, 10/15/26 5 year CMT + 6.93%	$136,029
125,000	7.000%, 12/15/26 5 year CMT + 5.74%	121,702
		670,494
	Total Corporate Bonds (Cost $101,273,448)	94,295,620

Convertible Bonds (111.8%)

Communication Services (12.5%)
	Liberty Media Corp.µ
8,000,000	0.500%, 12/01/50*	10,445,920
5,825,000	1.375%, 10/15/23	7,596,033
5,000,000	Liberty Media Corp. / Liberty Formula Oneµ 1.000%, 01/30/23	8,495,300
4,500,000	Match Group Financeco 3, Inc.*µ 2.000%, 01/15/30	5,479,200
14,500,000	Sea, Ltd. 0.250%, 09/15/26	10,965,915
	Snap, Inc.
9,000,000	0.125%, 03/01/28*	7,917,660
5,000,000	0.750%, 08/01/26µ^	7,356,100
8,750,000	Twitter, Inc.µ 0.250%, 06/15/24	9,456,825
6,600,000	Zynga, Inc.µ 0.250%, 06/01/24	7,512,516
		75,225,469

Consumer Discretionary (27.8%)
5,000,000	Airbnb, Inc. 0.000%, 03/15/26	4,622,350
8,000,000	Booking Holdings, Inc.^ 0.750%, 05/01/25	11,204,160
5,500,000	Burlington Stores, Inc.^ 2.250%, 04/15/25	6,664,020
7,500,000	Chegg, Inc. 0.000%, 09/01/26	5,796,900
2,250,000	Dick’s Sporting Goods, Inc. 3.250%, 04/15/25	6,758,303
	DISH Network Corp.
5,000,000	3.375%, 08/15/26µ	4,302,150
4,500,000	0.000%, 12/15/25	4,118,490
415,000	2.375%, 03/15/24µ	384,730
9,750,000	Draftkings, Inc.µ^ 0.000%, 03/15/28	6,451,283
11,250,000	Etsy, Inc. 0.125%, 09/01/27	9,881,662
14,500,000	Ford Motor Company 0.000%, 03/15/26	15,486,145
10,000,000	Marriott Vacations Worldwide Corp. 0.000%, 01/15/26	10,651,600

PRINCIPAL AMOUNT		VALUE
10,500,000	NCL Corp. Ltd- Class C* 1.125%, 02/15/27	$9,261,315
13,500,000	Royal Caribbean Cruises, Ltd. 4.250%, 06/15/23	16,665,615
5,000,000	Shake Shack, Inc. 0.000%, 03/01/28	3,874,350
1,785,000	Tesla, Inc.µ~ 2.000%, 05/15/24	25,038,034
3,250,000	Under Armour, Inc. 1.500%, 06/01/24	5,060,055
13,250,000	Vail Resorts, Inc.^ 0.000%, 01/01/26	12,575,310
11,000,000	Wayfair, Inc. 0.625%, 10/01/25	8,225,140
		167,021,612

Energy (3.2%)
2,000,000	EQT Corp. 1.750%, 05/01/26	5,455,900
6,250,000	Pioneer Natural Resources Company 0.250%, 05/15/25	13,815,188
9,600,000	SunEdison, Inc.* 0.250%, 01/15/49	180,768
		19,451,856

Financials (0.6%)
4,750,000	SoFi Technologies, Inc.* 0.000%, 10/15/26	3,222,590

Health Care (17.9%)
4,750,000	Alphatec Holdings, Inc.* 0.750%, 08/01/26	4,541,048
2,500,000	CONMED Corp. 2.625%, 02/01/24	3,904,950
10,500,000	CryoPort, Inc.* 0.750%, 12/01/26	7,950,285
12,250,000	Dexcom, Inc.^ 0.250%, 11/15/25	12,898,637
2,079,000	Envista Holdings Corp. 2.375%, 06/01/25	4,096,129
6,000,000	Exact Sciences Corp.µ 0.375%, 03/15/27	5,156,520
5,000,000	Halozyme Therapeutics, Inc. 0.250%, 03/01/27	4,359,800
3,750,000	Insulet Corp.µ 0.375%, 09/01/26	4,617,225
8,000,000	Integra LifeSciences Holdings Corp.µ 0.500%, 08/15/25	8,171,520
8,000,000	Jazz Investments I, Ltd.^ 2.000%, 06/15/26	9,788,720
9,000,000	NeoGenomics, Inc.µ 0.250%, 01/15/28	6,308,820
3,500,000	NuVasive, Inc.μ 0.375%, 03/15/25	3,296,125

Schedule of Investments April 30, 2022 (Unaudited)

20 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
7,500,000	Omnicell, Inc. 0.250%, 09/15/25	$9,281,025
7,000,000	Pacira BioSciences, Inc. 0.750%, 08/01/25	8,397,130
5,741,000	Repligen Corp.µ 0.375%, 07/15/24	8,511,721
5,750,000	Tandem Diabetes Care, Inc.*µ^ 1.500%, 05/01/25	6,364,618
		107,644,273

Industrials (8.0%)
3,500,000	Air Transport Services Group, Inc.µ 1.125%, 10/15/24	3,965,115
3,300,000	Atlas Air Worldwide Holdings, Inc.µ^ 1.875%, 06/01/24	4,179,252
4,750,000	John Bean Technologies Corp.* 0.250%, 05/15/26	4,496,302
3,750,000	Middleby Corp. 1.000%, 09/01/25	4,942,762
4,250,000	Parsons Corp.^ 0.250%, 08/15/25	4,416,643
8,500,000	Southwest Airlines Company 1.250%, 05/01/25	11,631,910
17,000,000	Uber Technologies, Inc.^ 0.000%, 12/15/25	14,683,070
		48,315,054

Information Technology (38.3%)
7,750,000	Bentley Systems, Inc. 0.125%, 01/15/26	7,445,812
9,250,000	Bill.com Holdings, Inc.*^ 0.000%, 04/01/27	7,864,627
8,750,000	Block, Inc. 0.125%, 03/01/25	9,835,262
5,250,000	Camtek Ltd.* 0.000%, 12/01/26	4,629,398
5,000,000	Confluent, Inc.* 0.000%, 01/15/27	3,833,150
8,500,000	Coupa Software, Inc.µ 0.125%, 06/15/25	7,860,205
4,000,000	CyberArk Software, Ltd.µ 0.000%, 11/15/24	4,768,360
3,750,000	Datadog, Inc. 0.125%, 06/15/25	5,648,813
5,250,000	DigitalOcean Holdings, Inc.* 0.000%, 12/01/26	3,943,905
	Enphase Energy, Inc.
5,000,000	0.000%, 03/01/26	4,705,250
5,000,000	0.000%, 03/01/28^	4,740,550
5,000,000	Five9, Inc. 0.500%, 06/01/25	5,402,100

PRINCIPAL AMOUNT		VALUE
11,750,000	Microchip Technology, Inc.^ 0.125%, 11/15/24	$12,631,250
3,750,000	MongoDB, Inc.µ 0.250%, 01/15/26	6,728,288
	Okta, Inc.
6,500,000	0.125%, 09/01/25µ	6,280,820
3,500,000	0.375%, 06/15/26	3,189,760
14,500,000	ON Semiconductor Corp.* 0.000%, 05/01/27	17,335,765
7,500,000	Palo Alto Networks, Inc.µ 0.750%, 07/01/23	15,873,000
5,250,000	Perficient, Inc.* 0.125%, 11/15/26	4,535,580
9,750,000	Repay Holdings Corp.*µ 0.000%, 02/01/26	7,979,107
	RingCentral, Inc.
3,825,000	0.000%, 03/15/26	3,030,701
3,425,000	0.000%, 03/01/25µ	2,876,007
	Shift4 Payments, Inc.
12,000,000	0.000%, 12/15/25	11,653,920
195,000	0.500%, 08/01/27*^	160,140
1,616,000	Shopify, Inc.µ^ 0.125%, 11/01/25	1,410,930
6,750,000	Silicon Laboratories, Inc. 0.625%, 06/15/25	8,608,545
9,750,000	Splunk, Inc.^ 1.125%, 06/15/27	8,798,692
8,500,000	Tyler Technologies, Inc. 0.250%, 03/15/26	8,598,940
10,500,000	Unity Software, Inc.* 0.000%, 11/15/26	8,123,640
7,000,000	Wix.com, Ltd. 0.000%, 08/15/25	5,981,850
4,469,000	Wolfspeed, Inc.* 0.250%, 02/15/28	4,481,826
4,500,000	Workday, Inc.µ~ 0.250%, 10/01/22	6,338,160
8,750,000	Zendesk, Inc. 0.625%, 06/15/25	11,085,987
2,750,000	Zscaler, Inc. 0.125%, 07/01/25	4,101,075
		230,481,415

Materials (3.1%)
2,750,000	Allegheny Technologies, Inc. 3.500%, 06/15/25	5,230,802
3,000,000	Ivanhoe Mines, Ltd.*µ 2.500%, 04/15/26	3,857,400
4,159,000	Lithium Americas Corp.* 1.750%, 01/15/27	3,835,513
5,225,000	MP Materials Corp.*µ 0.250%, 04/01/26	5,823,315
		18,747,030

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT		VALUE
Real Estate (0.4%)
2,131,000	Pebblebrook Hotel Trust 1.750%, 12/15/26	$2,420,901
	Total Convertible Bonds (Cost $631,453,270)	672,530,200

Bank Loans (1.7%) ¡
Airlines (0.1%)
225,000	AAdvantage Loyalty IP, Ltd.‡ 5.813%, 04/20/28 3 mo. LIBOR + 4.75%	229,344
65,000	Mileage Plus Holdings, LLC‡ 6.250%, 06/21/27 3 mo. LIBOR + 5.25%	67,551
336,600	United Airlines, Inc.‡ 4.500%, 04/21/28 3 mo. LIBOR + 3.75%	334,649
		631,544

Communication Services (0.1%)
341,250	Clear Channel Outdoor Holdings, Inc.‡ 4.739%, 08/21/26 3 mo. LIBOR + 3.50%	333,626
413,386	DIRECTV Financing, LLC‡ 5.764%, 08/02/27 1 mo. LIBOR + 5.00%	412,181
125,000	Nexstar Broadcasting, Inc.‡ 2.955%, 09/18/26 1 mo. LIBOR + 2.50%	124,073
		869,880

Consumer Discretionary (0.3%)
88,526	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	88,614
137,300	Penn National Gaming, Inc.! 0.000%, 04/20/29	136,850
470,250	Petco Health and Wellness Company, Inc.‡ 4.256%, 03/03/28 3 mo. LIBOR + 3.25%	466,429
560,825	PetSmart, Inc.‡ 5.000%, 02/11/28 3 mo. LIBOR + 3.75%	556,899
308,864	TKC Holdings, Inc.‡ 6.506%, 05/15/28 3 mo. LIBOR + 5.50%	306,901
444,150	WW International, Inc.‡ 4.264%, 04/13/28 1 mo. LIBOR + 3.50%	401,068
		1,956,761

Consumer Staples (0.0%)
79,039	United Natural Foods, Inc.‡ 4.014%, 10/22/25 1 mo. LIBOR + 3.25%	78,675

PRINCIPAL AMOUNT		VALUE
Financials (0.1%)
421,813	Jazz Financing Lux Sarl‡ 4.264%, 05/05/28 1 mo. LIBOR + 3.50%	$421,707

Health Care (0.3%)
470,480	Amneal Pharmaceuticals, LLC‡ 4.313%, 05/04/25 1 mo. LIBOR + 3.50%	465,892
65,000	Bausch Health Companies, Inc.! 0.000%, 01/27/27	63,023
191,077	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	190,241
47,607	Icon Luxembourg Sarl‡ 3.313%, 07/03/28 3 mo. LIBOR + 2.25%	47,399
278,399	Mallinckrodt International Finance, SA‡ 6.246%, 09/24/24 3 mo. LIBOR + 5.25%	259,800
282,353	Padagis, LLC‡ 5.719%, 07/06/28 3 mo. LIBOR + 4.75%	282,353
75,000	Perrigo Investments, LLC 1.000%, 04/20/29	74,875
31,818	Perrigo Investments, LLC‡ 3.140%, 04/20/29 3 mo. LIBOR + 2.5%	31,765
557,207	Team Health Holdings, Inc.‡ 6.250%, 03/02/27 1 mo. SOFR + 5.25%	525,864
135,000	Team Health Holdings, Inc.! 0.000%, 03/02/27	127,406
		2,068,618

Industrials (0.3%)
138,950	ACProducts, Inc.‡ 4.750%, 05/17/28 6 mo. LIBOR + 4.25%	116,718
170,000	Air Canada‡ 4.250%, 08/11/28 3 mo. LIBOR + 3.50%	168,683
345,270	Apergy Corp.‡ 6.000%, 06/03/27 3 mo. LIBOR + 5.00%	346,997
264,700	BW Gas & Convenience Holdings, LLC‡ 4.264%, 03/31/28 1 mo. LIBOR + 3.50%	262,714
279,327	Dun & Bradstreet Corp.‡ 3.918%, 02/06/26 1 mo. LIBOR + 3.25%	277,616
239,174	Granite Holdings US Acquisition Company‡ 4.250%, 09/30/26 3 mo. LIBOR + 4.00%	237,878

Schedule of Investments April 30, 2022 (Unaudited)

22 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
200,000	Sinclair Television Group, Inc.‡ 4.421%, 04/13/29 3 mo. LIBOR + 3.75%	$194,438
		1,605,044

Information Technology (0.3%)
242,500	AP Core Holdings II, LLC‡ 6.264%, 09/01/27 1 mo. LIBOR + 5.50%	241,742
284,275	Banff Merger Sub, Inc.‡ 4.514%, 10/02/25 1 mo. LIBOR + 3.75%	281,185
327,462	Camelot U.S. Acquisition 1 Company‡ 3.764%, 10/30/26 1 mo. LIBOR + 3.00%	323,882
182,688	Camelot U.S. Acquisition 1 Company‡ 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	181,454
135,000	II-VI, Inc.! 0.000%, 12/01/28	134,578
260,000	Scientific Games International, Inc.‡ 3.573%, 04/14/29 3 mo. LIBOR + 3.00%	259,147
365,000	VFH Parent LLC‡ 3.573%, 01/13/29 1 mo. SOFR + 3.00%	363,004
		1,784,992

Materials (0.1%)
196,000	Innophos, Inc.‡ 4.514%, 02/05/27 1 mo. LIBOR + 3.75%	195,632
135,000	LSF11 A5 HoldCo, LLC‡ 4.315%, 10/15/28 1 mo. SOFR + 3.50%	133,009
		328,641

Special Purpose Acquisition Companies (0.1%)
140,000	Clydesdale Acquisition Holdings, Inc.‡ 4.783%, 04/13/29 3 mo. LIBOR + 4.25%	138,347
65,000	Fertitta Entertainment, LLC‡ 4.500%, 01/27/29 1 mo. SOFR + 4.00%	64,784
285,000	Oscar Acquisition Co., LLC! 0.000%, 04/16/29	273,718
		476,849
	Total Bank Loans (Cost $10,374,914)	10,222,711

PRINCIPAL AMOUNT		VALUE
U.S. Government and Agency Security (1.5%)
Other (1.5%)
9,000,000	United States Treasury Note^ 2.250%, 03/31/24 (Cost $8,968,926)	$8,923,711

NUMBER OF SHARES		VALUE
Convertible Preferred StockS (17.5%)
Communication Services (1.6%)
9,000	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	9,903,744

Consumer Discretionary (1.4%)
68,935	Aptiv, PLCµ 5.500%, 06/15/23	8,521,056

Energy (0.0%)
7	Gulfport Energy Operating Corp.‡‡ 10.000%, 05/31/22 15.000% PIK RATE	48,650

Financials (1.6%)
5,319	B Riley Financial, Inc. 5.250%, 08/31/28	120,741
4,000	Bank of America Corp.‡‡ 7.250%	4,867,280
73,830	KKR & Company, Inc.µ^ 6.000%, 09/15/23	4,840,295
		9,828,316

Health Care (3.3%)
46,000	Avantor, Inc. 6.250%, 05/15/22	4,463,380
62,325	Boston Scientific Corp.µ 5.500%, 06/01/23	7,033,376
5,910	Danaher Corp. 5.000%, 04/15/23	8,153,436
		19,650,192

Information Technology (4.0%)
13,625	Broadcom, Inc.~ 8.000%, 09/30/22	23,768,813

Utilities (5.6%)
123,415	AES Corp.µ^ 6.875%, 02/15/24	10,687,739
60,770	Dominion Energy, Inc.μ 7.250%, 06/01/22	6,131,085

Schedule of Investments April 30, 2022 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 23

NUMBER OF SHARES		VALUE
	NextEra Energy, Inc.
153,825	6.219%, 09/01/23µ^	$7,277,461
123,080	4.872%, 09/01/22	6,578,626
68,765	5.279%, 03/01/23μ	3,225,766
		33,900,677
	Total Convertible Preferred Stocks (Cost $96,748,638)	105,621,448

Common Stocks (0.2%)
Communication Services (0.0%)
5,620	Altice USA, Inc. - Class A#	52,154
2,265	Cumulus Media, Inc. - Class A#	31,189
		83,343

Energy (0.2%)
11,334	Calfrac Well Services, Ltd.#	44,543
2,577	Chaparral Energy, Inc. - Class A&#	179,102
795	Chesapeake Energy Corp.	65,206
538	Denbury, Inc.^#	34,421
18,535	Energy Transfer, LP	205,368
11,035	Enterprise Products Partners, LP	285,917
1,881	EP Energy Corp.#&#	15,518
3,560	Magellan Midstream Partners, LP	172,482
1,000	Schlumberger, NV	39,010
4,189	Superior Energy Services, Inc.&#	213,639
716	Weatherford International, PLC#	23,112
2,400	Williams Companies, Inc.^	82,296
		1,360,614

Special Purpose Acquisition Company (0.0%)
3,162	Intelsat Emergence, SA#	98,417
	Total Common Stocks (Cost $2,093,624)	1,542,374

Preferred Stocks (0.2%)
Consumer Discretionary (0.1%)
1,722	Guitar Center, Inc.	222,138

Energy (0.1%)
13,735	NuStar Energy, LP‡ ‡‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	294,753
7,360	NuStar Energy, LP‡ ‡‡ 7.592%, 05/31/22 3 mo. USD LIBOR + 6.77%	176,640
12,000	NuStar Logistics, LP‡ 8.069%, 01/15/43 3 mo. USD LIBOR + 6.73%	303,480
		774,873
	Total Preferred Stocks (Cost $997,458)	997,011

NUMBER OF SHARES		VALUE
Rights (0.0%)#&
Communication Services (0.0%)
331	Intelsat Jackson Holdings, SA, Expires12/05/25	$—
331	Intelsat Jackson Holdings, SA, Expires12/05/25	—
	Total Rights (Cost $—)	—

Warrants (0.0%) #
Energy (0.0%)
90	Chesapeake Energy Corp. 02/09/26, Strike $30.73	49,734
810	Chesapeake Energy Corp. 02/09/26, Strike $26.43	48,252
500	Chesapeake Energy Corp. 02/09/26, Strike $34.61	26,745
1,399	Denbury, Inc. 09/18/25, Strike $32.59	50,364
515	Denbury, Inc. 09/18/23, Strike $35.41	16,037
13,522	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	1
12,170	Mcdermott International, Ltd.& 06/30/27, Strike $0.00	1
	Total Warrants (Cost $298,335)	191,134

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Option (0.5%) #
Consumer Discretionary (0.5%)
285 24,816,660	Tesla, Inc. Put, 06/17/22, Strike $900.00 (Cost $3,282,477)	2,888,475

TOTAL INVESTMENTS (149.1%) (Cost $855,491,090)		897,212,684

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-15.3%)		(92,000,000)

LIABILITIES, LESS OTHER ASSETS¡¡ (-33.8%)		(203,562,797)

NET ASSETS (100.0%)		$601,649,887

WRITTEN OPTION (-0.2%) #
Consumer Discretionary (-0.2%)
170 14,802,920	Tesla, Inc. Call, 12/16/22, Strike $1,300.00 (Premium $2,066,121)	(1,022,975)

Schedule of Investments April 30, 2022 (Unaudited)

24 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are exempted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $234,982,067.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2022.

&Illiquid security.

‡‡Perpetual maturity.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options. The aggregate value of such securities is $17,196,408.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

#Non-income producing security.

¡¡As of April 30, 2022, the value of unfunded loan commitments was $18,151 for the Fund. See Notes to Financial Statements.

At April 30, 2022, Dynamic Convertible and Income Fund had the following unfunded loan commitment:

Borrower:	Principal Amount	Cost	Value	Unrealized App/(Dep)
Perrigo Investments, LLC	$18,182	$18,155	$18,151	$(4)

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 25

Statement of Assets and Liabilities April 30, 2022 (Unaudited)

ASSETS
Investments in securities, at value (cost $855,491,090)	$897,212,684
Cash with custodian	63,701,199
Restricted cash for short positions	869
Receivables:
Accrued interest and dividends	2,786,313
Investments sold	4,227,947
Fund shares sold	785,407
Prepaid expenses	328,446
Total assets	969,042,865

LIABILITIES
Options written, at value (premium $2,066,121)	1,022,975
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 3,680,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $444,279) (Note 7)	91,555,721
Unrealized depreciation on unfunded loans	4
Payables:
Notes payable (Note 6)	270,000,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	256,299
Investments purchased	3,501,844
Affiliates:
Investment advisory fees	831,063
Trustees’ fees and officer compensation	5,167
Other accounts payable and accrued liabilities	219,905
Total liabilities	367,392,978
NET ASSETS	$601,649,887

COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 25,097,657 shares issued and outstanding	$531,234,198
Accumulated distributable earnings (loss)	70,415,689
NET ASSETS	$601,649,887
Net asset value per common shares based upon 25,097,657 shares issued and outstanding	$23.97

Statement of Operations Six Months Ended April 30, 2022 (Unaudited)

26 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$4,917,595
(Amortization)/accretion of investment securities	(5,032,755)
Net interest	(115,160)
Dividends	3,037,368
Total investment income	2,922,208

EXPENSES
Investment advisory fees	5,301,961
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 7)	1,698,904
Interest expense on Notes Payable (Note 6)	764,866
Legal fees	41,137
Accounting fees	38,270
Printing and mailing fees	37,183
Fund administration fees	31,607
Trustees’ fees and officer compensation	24,780
Transfer agent fees	22,937
Audit fees	22,865
Custodian fees	9,337
Registration fees	3,139
Other	54,490
Total expenses	8,051,476
NET INVESTMENT INCOME (LOSS)	(5,129,268)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	70,783,876
Purchased options	(13,045,232)
Written options	2,809,804
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(232,433,943)
Unfunded Loans	(4)
Purchased options	13,115,616
Written options	(1,202,099)
NET GAIN (LOSS)	(159,971,982)
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(165,101,250)

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT 27

	(Unaudited) Six Months Ended April 30, 2022	Year Ended October 31, 2021

OPERATIONS
Net investment income (loss)	$(5,129,268)	$(29,754,447)
Net realized gain (loss)	60,548,448	71,709,250
Change in unrealized appreciation/(depreciation)	(220,520,430)	178,661,637
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	(165,101,250)	220,616,440

DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(29,243,054)	(55,419,329)
Net decrease in net assets from distributions to common shareholders	(29,243,054)	(55,419,329)

CAPITAL STOCK TRANSACTIONS
Proceeds from shares sold	6,841,940	10,220,290
Reinvestment of distributions resulting in the issuance of stock	598,081	1,113,145
Net increase (decrease) in net assets from capital stock transactions	7,440,021	11,333,435
TOTAL INCREASE (DECREASE) IN NET ASSETS	(186,904,283)	176,530,546

NET ASSETS
Beginning of period	$788,554,170	$612,023,624
End of period	$601,649,887	$788,554,170

Statement of Cash Flows

28 CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

(Unaudited) Six Months Ended April 30, 2022

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$(165,101,250)
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(244,212,337)
Net proceeds from disposition of short term investments	—
Proceeds paid on closing written options	(907,419)
Proceeds from disposition of investment securities, including purchased options	288,184,606
Premiums received from written options	2,066,121
Amortization and accretion of fixed-income securities	5,032,755
Amortization of offering costs on Mandatory Redeemable Preferred Shares	95,270
Net realized gains/losses from investments, excluding purchased options	(70,783,876)
Net realized gains/losses from purchased options	13,045,232
Net realized gains/losses from written options	(2,809,804)
Change in unrealized appreciation or depreciation on investments, excluding purchased options	232,433,943
Change in unrealized appreciation or depreciation on unfunded loans	4
Change in unrealized appreciation or depreciation on purchased options	(13,115,616)
Change in unrealized appreciation or depreciation on written options	1,202,099
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	(2,155)
Prepaid expenses	(41,212)
Increase/(decrease) in liabilities:
Payables to affiliates	(127,133)
Other accounts payable and accrued liabilities	(52,434)
Net cash provided by/(used in) operating activities	$44,906,794

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	6,186,030
Distributions to shareholders	(28,644,973)
Distributions to Mandatory Redeemable Preferred Shareholders	(13,290)
Offering costs on Mandatory Redeemable Preferred Shares	(18,112)
Proceeds from Note payable	—
Net cash provided by/(used in) financing activities	$(22,490,345)
Net increase/(decrease) in cash	$22,416,449
Cash and restricted cash at beginning of period	$41,285,619
Cash at end of period	$63,702,068

Supplemental disclosure
Cash paid for interest expense on Notes Payable	$844,589
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$1,712,194
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$598,081

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	63,701,199
Restricted cash for short positions	869
Total cash and restricted cash at period end	$63,702,068

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   29

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Dynamic Convertible and Income Fund (the “Fund”) was organized as a Delaware statutory trust on March 11, 2014 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on March 27, 2015.

The Fund’s investment strategy is to provide total return through a combination of capital appreciation and current income. Under normal circumstances, the Fund will invest primarily in a portfolio of convertible securities (including synthetic convertibles, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities) and debt and equity income-producing securities, as well as other investments that generate current income and dividends, including but not limited to common and preferred stocks, investment grade and below investment grade (high-yield or “junk”) bonds, loans, equity-linked notes, and floating rate securities (referred to throughout as “income-producing securities”). Under normal circumstances, at least 80% of the Fund’s managed assets will be invested in convertible securities and income-producing securities, with at least 50% of the Fund’s managed assets invested in convertible securities (including synthetic convertible securities, which are single instruments, or multiple instruments held in concert, that are composed of two or more securities with investment characteristics that, when taken together, resemble those of traditional convertible securities). The Fund may invest up to 50%of its managed assets in securities of foreign issuers, with up to 15% of its managed assets in securities issued by foreign issuers in emerging markets. The Fund may invest up to 20% of its managed assets in high-yield non-convertible bonds (excluding such securities held to create synthetic convertible securities). In addition, the Fund may invest all or substantially all of its managed assets in below investment grade convertible securities (including non-convertible securities held to create synthetic convertible securities); provided that, the Fund may invest up to 15% of its managed assets in convertible and non-convertible securities rated below B3 by Moody’s or below B- by Standard & Poor’s. As such, the Fund’s portfolio may at times consist entirely or primarily of below investment grade securities, including high-yield bonds. The Fund may invest up to 15% of its managed assets in illiquid securities. The Fund may invest up to 10% of its managed assets in the equity securities of REITs and up to 10% of its managed assets in the equity securities of MLPs; however, convertible securities are excluded from each of these limitations. The Fund may invest in securities with a broad range of maturities. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities

30   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2022. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   31

Notes to Financial Statements (Unaudited)

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 7 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on MRPS. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2019 - 2021 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund has an agreement with Ernst & Young LLP (“EY”) to provide certain tax services to the Fund. The tax services include the following: calculating, tracking and reporting tax adjustments on all assets of The Fund, including but not limited to contingent debt and preferred trust obligations; preparing excise tax and fiscal year distribution schedules; preparing tax information required for financial statement footnotes; preparing state and federal income tax returns; preparing specialized calculations of amortization on convertible securities; preparing year-end dividend disclosure information; providing treaty-based foreign withholding tax reclaim services; providing certain global compliance and reporting services; providing a match service and analysis of the “passive foreign investment company status of foreign corporate entities; and providing services related to corporate actions that may or may not have a tax impact on The Fund’s holdings. The Fund has an agreement with State Street pursuant to which State Street provides certain administration treasury services to the Fund. These services include: monitoring the calculation of expense accrual amounts for the Fund and making any necessary modifications; managing the Fund’s expenses and expense payment processing; coordinating any expense reimbursement calculations and payment; calculating net investment income dividends and capital gain distributions; coordinating the audits for the Fund; preparing financial reporting statements for the Fund; preparing certain regulatory filings; and calculating asset coverage tests for certain Calamos Funds.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in

32   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

the value of the measuring shares. At April 30, 2022 the Fund had no deferred compensation. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2022.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2022 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$8,968,359	$231,541,731
Proceeds from sales	—	284,250,532

The cost basis of investments for federal income tax purposes at April 30, 2022 was as follows*:

Cost basis of investments	$853,424,969
Gross unrealized appreciation	112,549,695
Gross unrealized depreciation	(69,784,955)
Net unrealized appreciation (depreciation)	$42,764,740

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2022 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2021 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2021
Distributions paid from:
Ordinary income	$58,026,834
Long-term capital gains	70,027
Return of capital	—

As of October 31, 2021, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$547,200
Undistributed capital gains	11,030,906
Total undistributed earnings	11,578,106
Accumulated capital and other losses	—
Net unrealized gains/(losses)	253,208,423
Total accumulated earnings/(losses)	264,786,529
Other	(26,536)
Paid-in-capital	523,794,177
Net assets applicable to common shareholders	$788,554,170

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 5 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2022.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

34   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2022, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 – Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2022, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2022, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$2,888,475	$—
Written options(2)	—	1,022,975
	$2,888,475	$1,022,975

(1)Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

(2)Generally, the Statement of Assets and Liabilities location for “Written options” is “Options written, at value”.

For the period ended April 30, 2022, the volume of derivative activity for the Fund is reflected below:*

Volume
Purchased options	285
Written options	170

*Activity during the period is measured by opened number of contracts for options purchased or written.

Note 6 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $370.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight Bank Financing Rate (OBFR) plus 0.80%. A commitment fee of 0.10% is payable on any undrawn balance. For the

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

period ended April 30, 2022, the average borrowings under the Agreement were $270.0 million. For the period ended April 30, 2022, the average interest rate was 0.64%. As of April 30, 2022, the amount of total outstanding borrowings was $270.0 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2022 was 0.84%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s). When collateral is returned, SSB may offset the shortfall to the amount lent to the Fund under the SSB Agreement by either lending other securities of the Fund or replacing such amount through direct loans from SSB, without notice to or consent from the Fund and does not change the amount borrowed by the Fund. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2022, approximately $108.4 million of securities were on loan ($102.3 million of fixed income securities and $6.1 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 7 – Mandatory Redeemable Preferred Shares

The Fund issued MRPS on August 24, 2021 and September 6, 2017. On August 24, 2021, 1,970,000 MRPS were issued with an aggregate liquidation preference of $49.25 million. Of the 1,970,000 MRPS that were issued, 850,000 MRPS with an aggregate liquidation preference of $21.25 million have a delayed funding date of May 24, 2022. On September 6, 2017, 2,560,000 MRPS were issued with an aggregate liquidation preference of $64.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on MRPS over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into five series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2022.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	850	$25	$21,250,000
Series B	9/06/24	4.00%	850	$25	$21,250,000
Series C	9/06/27	4.24%	860	$25	$21,500,000
Series D	8/24/26	2.45%	1,120	$25	$28,000,000
Series E*	5/24/27	2.68%	850	$25	$21,250,000
					$113,250,000

*Series E MRPS were issued on August 24, 2021, with a delayed funding date of May 24, 2022. Series E MRPS are not included on the Statement of Assets and Liabilities.

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, Series A, B, and C of the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. Series A, B, and C of the MRPS have been assigned a rating of `AA-’ by Kroll. As of August 24, 2021, the Series D MRPS and Series E MRPS have each been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Kroll, the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the

36   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” with the Statement of Operations.

With regard to the Series A MRPS, Series B MRPS or Series C MRPS, so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than non-cash distributions) with respect to Fund shares ranking junior to or on parity with the MRPS, unless (1) the Fund has satisfied the MRPS Overcollateralization Test (as defined below) on at least one “valuation date” in the preceding 65 calendar days, (2) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test (as defined below), (3) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the holders of MRPS and (4) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption or deposited sufficient monies with the Fund’s paying agent for that purpose, subject to certain grace periods and exceptions.

MRPS Asset Coverage Test: Asset coverage with respect to all outstanding senior securities and preferred shares, including the MRPS, determined in accordance with Section 18(h) of the 1940 Act, on the basis of values calculated as of a time within 48 hours (not including Sundays or holidays) next preceding the time of determination, must be greater than or equal to 225%.

MRPS Overcollateralization Test: So long as Fitch or any other NSRSO, such as Kroll, is then rating any class of the outstanding MRPS pursuant to the request of the Fund, satisfaction of only those overcollateralization ratios applicable to closed-end fund issuers with the same rating(s) as the Fund’s MRPS’ then-current rating(s) issued by Fitch or such other NSRSO, such as Kroll, by application of the applicable rating agency guidelines.

With regard to Series D MRPS and Series E MRPS, for so long as any MRPS are outstanding, the Fund will not declare, pay or set apart for payment any dividend or other distribution (other than a dividend or distribution paid in shares of, or options, warrants or rights to subscribe for or purchase, Common Shares or other shares of beneficial interest, if any, ranking junior to the MRPS as to dividends or upon liquidation (collectively “non-cash distributions”)) with respect to Common Shares or any other shares of the Series or Fund ranking junior to or on a parity with the MRPS as to dividends or upon liquidation, or call for redemption, redeem, purchase or otherwise acquire for consideration any Common Shares or any other such junior shares (except by conversion into or exchange for shares of the Fund ranking junior to the MRPS as to dividends and upon liquidation) or any such parity shares (except by conversion into or exchange for shares of the Fund ranking junior to or on a parity with the MRPS as to dividends and upon liquidation), unless (1) immediately after such transaction the Fund would satisfy the MRPS Asset Coverage Test, (2) full cumulative dividends on the MRPS due on or prior to the date of the transaction have been declared and paid to the Holders of MRPS, and (3) the Fund has redeemed the full number of MRPS required to be redeemed by any provision for mandatory redemption contained in Section 3(a) or deposited sufficient monies with the Paying Agent for that purpose (without regard to the provisions of the Special Provision); provided that the Fund may make any distributions reasonably necessary for the Fund to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code and to avoid excise tax under Section 4982 of the Internal Revenue Code (“Tax Required Payments”). For the avoidance of doubt, any such Tax Required Payments would only be paid to holders of Common Shares after full cumulative dividends due on or prior to the date of the applicable distribution and any mandatory redemptions occurring on or prior to the date of the applicable distribution have been paid to the holders of MRPS.

Except as otherwise required in the prospectus, the governing documents of the Fund, or as otherwise required by applicable law, the Fund’s preferred shareholders, including the MRPS, have one vote per share and vote together with the Fund’s common shareholders as a single class. The 1940 Act grants the holders of preferred stock the right to elect at least two Trustees at all times and the remaining Trustees will be elected by the holders of common stock and preferred stock voting as a single class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the Board of Trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Notes to Financial Statements (Unaudited)

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Note 8 – Common Shares

There are unlimited common shares of beneficial interest authorized and 25,097,657 shares outstanding at April 30, 2022. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2022	YEAR ENDED October 31, 2021
Beginning shares	24,848,140	24,485,508
Shares sold	228,627	326,244
Shares issued through reinvestment of distributions	20,890	36,388
Ending shares	25,097,657	24,848,140

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold. For the period ended April 30, 2022, the Fund sold shares that were $0.0041 in excess of net asset value at an average sales price of $30.5238.

Note 9 – Fair Value Measurement

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$94,295,620	$—	$94,295,620
Convertible Bonds	—	672,530,200	—	672,530,200
Bank Loans	—	10,222,711	—	10,222,711
U.S. Government and Agency Security	—	8,923,711	—	8,923,711
Convertible Preferred Stocks	105,572,798	48,650	—	105,621,448
Common Stocks U.S.	1,035,698	506,676	—	1,542,374
Preferred Stocks	774,873	222,138	—	997,011
Rights	—	—	—	—
Warrants	191,132	2	—	191,134
Purchased Option	2,888,475	—	—	2,888,475
Total	$110,462,976	$786,749,708	$—	$897,212,684
Liabilities:
Written Option	$1,022,975	$—	$—	$1,022,975
Total	$1,022,975	$—	$—	$1,022,975

38   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2022		Year Ended October 31,
			2021	2020	2019	2018	2017
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$31.73		$25.00	$19.93	$19.55	$21.03	$19.56
Income from investment operations:
Net investment income (loss)*	(0.21)		(1.21)	0.70	0.73	0.85	0.86
Net realized and unrealized gain (loss)	(6.38)		10.20	6.37	1.65	(0.33)	2.61
Total from investment operations	(6.59)		8.99	7.07	2.38	0.52	3.47
Less distributions to common shareholders from:
Net investment income	(0.02)		(0.25)	(0.70)	(0.50)	(2.00)	(0.91)
Net realized gains	(1.15)		(2.01)	(1.30)	(0.80)	—	—
Return of capital	—		—	—	(0.70)	—	(1.09)
Total distributions	(1.17)		(2.26)	(2.00)	(2.00)	(2.00)	(2.00)
Premiums from shares sold in at the market offerings	—		0.0078	—	—	—	—
Net asset value, end of period	$23.97		$31.73	$25.00	$19.93	$19.55	$21.03
Market value, end of period	$25.05		$32.62	$22.35	$20.65	$18.94	$20.49
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)(b)
Net asset value	(21.22)%		36.76%	38.59%	13.05%	2.40%	19.19%
Market value	(19.92)%		57.27%	19.58%	20.85%	1.82%	27.40%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)(c)	2.30%	(c)(d)	2.10%	2.50%	3.22%	2.82%	2.17%
Net investment income (loss)	(1.47)%	(c)(d)	(3.97)%	3.22%	3.70%	4.06%	4.26%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$601,650		$788,554	$612,024	$487,709	$477,256	$512,737
Portfolio turnover rate	24%		48%	85%	50%	67%	78%
Average commission rate paid	$0.0234		$0.0217	$0.0243	$0.0182	$0.0249	$0.0212
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$92,000		$92,000	$64,000	$64,000	$64,000	$64,000
Notes Payable (000’s omitted)	$270,000		$270,000	$204,600	$180,600	$187,500	$169,000
Asset coverage per $1,000 of loan outstanding(d)(e)	$3,569		$4,261	$4,304	$4,055	$3,887	$4,413
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)(f)	$262		$313	$344	$286	$285	$291

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.60%, 1.51%, 1.56%, 1.61%, 1.57% and 1.51%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Notes Payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   39

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Calamos Dynamic Convertible and Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Dynamic Convertible and Income Fund (the “Fund”) as of April 30, 2022, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2021, and the financial highlights for each of the five years in the period then ended; and in our report dated December 20, 2021, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 17, 2022
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

40   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Managed Distribution Policy

CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT   41

Using a Managed Distribution Policy to Promote Dependable Income and Total Return

The goal of the managed distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a managed distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, net realized long-term capital gains and, if necessary, return of capital. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

Automatic Dividend Reinvestment Plan

42   CALAMOS Dynamic Convertible and Income Fund SEMIANNUAL REPORT

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
www.calamos.com

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detailed fund profiles, fund news and insightful
market commentary.

MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray LLP
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2022 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CCDSAN 5 2022

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item 7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [6] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Dynamic Convertible and Income Fund

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2022

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 24, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John P. Calamos, Sr.

Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 24, 2022

By: /s/ Thomas E. Herman

Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 24, 2022